EX-99.B(h)(1)

ADMINISTRATION AGREEMENT

Appendix A

Overview of Fee Structure

Fees for Multi-Class Funds

Multi-Class Non-Money Market Funds and Classes	Fund-Level Fee[1]			Class-Level Fee	Total Fee
	Prior to 8/1/04	Effective 8/1/04			Prior to 8/1/04	Effective 8/1/04
Class A, Class B, Class C and	0.05%	0-4.99B	0.05%	0.28%	0.33%	0-4.99B	0.33%
Class D Shares		5B-9.99B	0.04%			5B-9.99B	0.32%
		>9.99B	0.03%			>9.99B	0.31%
Institutional Class Shares	0.05%	0-4.99B	0.05%	0.20%	0.25%	0-4.99B	0.25%
		5B-9.99B	0.04%			5B-9.99B	0.24%
		>9.99B	0.03%			>9.99B	0.23%
Select Class Shares	0.05%	0-4.99B	0.05%	0.10%	0.15%	0-4.99B	0.15%
		5B-9.99B	0.04%			5B-9.99B	0.14%
		>9.99B	0.03%			>9.99B	0.13%

Multi-Class Money Market Funds and Classes	Fund-Level Fee[1]			Class-Level Fee	Total Fee
	Prior to 8/1/04	Effective 8/1/04			Prior to 8/1/04	Effective 8/1/04
Class A, Class B and Class C	0.05%	0-4.99B	0.05%	0.22%	0.27%	0-4.99B	0.27%
Shares		5B-9.99B	0.04%			5B-9.99B	0.26%
		>9.99B	0.03%			>9.99B	0.25%
Service Class Shares	0.05%	0-4.99B	0.05%	0.12%	0.17%	0-4.99B	0.17%
		5B-9.99B	0.04%			5B-9.99B	0.16%
		>9.99B	0.03%			>9.99B	0.15%
Administrator Class Shares	0.05%	0-4.99B	0.05%	0.10%	0.15%	0-4.99B	0.15%
		5B-9.99B	0.04%			5B-9.99B	0.14%
		>9.99B	0.03%			>9.99B	0.13%
Institutional Class Shares	0.05%	0-4.99B	0.05%	0.08%	0.13%	0-4.99B	0.13%
		5B-9.99B	0.04%			5B-9.99B	0.12%
		>9.99B	0.03%			>9.99B	0.11%

[1]	The proposed breakpoints are triggered by the total assets of the Fund.

Fees for Single Class Funds

Single Class Non-Money Market Funds	Fee
	Prior to 8/1/04	Effective 8/1/04
Retail Funds	0.33%	0-4.99B	0.33%
		5B-9.99B	0.32%
		>9.99B	0.31%
Institutional Funds	0.25%	0-4.99B	0.25%
		5B-9.99B	0.24%
		>9.99B	0.23%
Select Funds	0.15%	0-4.99B	0.15%
		5B-9.99B	0.14%
		>9.99B	0.13%

Single Class Money Market Funds	Fee
	Prior to 8/1/04	Effective 8/1/04
Retail Funds	0.27%	0-4.99B	0.27%
		5B-9.99B	0.26%
		>9.99B	0.25%
Service/Trust Funds	0.17%	0-4.99B	0.17%
		5B-9.99B	0.16%
		>9.99B	0.15%
Institutional Funds	0.13%	0-4.99B	0.13%
		5B-9.99B	0.12%
		>9.99B	0.11%

List of Funds and Classes

Funds/Classes		Fee as % of Average Daily Net Assets[1]
1.	Asset Allocation
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
2.	California Limited Term Tax-Free
	Class A	0.33%
	Class C	0.33%
	Institutional Class	0.25%
3.	California Tax-Free
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
4.	California Tax-Free Money Market
	Class A	0.27%
	Service Class	0.17%
5.	California Tax-Free Money Market Trust	0.17%
6.	Cash Investment Money Market
	Service Class	0.17%
	Administrator Class	0.15%
	Institutional Class	0.13%
7.	C&B Mid Cap Value Fund
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Class D	0.33%
	Institutional Class	0.25%
	Select Class	0.15%
8.	C&B Mid Cap Value Fund
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Class D	0.33%
	Institutional Class	0.25%
	Select Class	0.15%
9.	C&B Tax-Managed Value Fund
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Class D	0.33%
	Institutional Class	0.25%
10.	Colorado Tax-Free
	Class A	0.33%
	Class B	0.33%
	Institutional Class	0.25%
11.	Diversified Bond
	Institutional Class	0.25%
12.	Diversified Equity
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
13.	Diversified Small Cap
	Institutional Class	0.25%

Funds/Classes		Fee as % of Average Daily Net Assets[1]
14.	Equity Income
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
15.	Equity Index
	Class A	0.33%
	Class B	0.33%
16.	Government Money Market
	Class A	0.27%
	Service Class	0.17%
	Administrator Class	0.15%
	Institutional Class	0.13%
17.	Growth Balanced
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
18.	Growth Equity
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
19.	Growth
	Class A	0.33%
	Class B	0.33%
	Institutional Class	0.25%
20.	High Yield Bond
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
21.	Income
	Class A	0.33%
	Class B	0.33%
	Institutional Class	0.25%
22.	Income Plus
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
23.	Index
	Institutional Class	0.25%
24.	Index Allocation
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
25.	Inflation-Protected Bond
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
26.	Intermediate Government Income
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
27.	International Equity
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%

Funds/Classes		Fee as % of Average Daily Net Assets[1]
28.	Large Cap Appreciation
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
29.	Large Cap Value
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
30.	Large Company Growth
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
	Select Class	0.15%
31.	Limited Term Government Income
	Class A	0.33%
	Class B	0.33%
	Institutional Class	0.25%
32.	Liquidity Reserve Money Market
	Investor Class	0.27%
33.	Minnesota Money Market
	Class A	0.27%
34.	Minnesota Tax-Free
	Class A	0.33%
	Class B	0.33%
	Institutional Class	0.25%
35.	Moderate Balanced
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
36.	Money Market
	Class A	0.27%
	Class B	0.27%
37.	Money Market Trust	0.17%
38.	Montgomery Emerging Markets Focus
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
39.	Montgomery Institutional Emerging Markets
	Select Class	0.15%
40.	Montgomery Mid Cap Growth
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
41.	Montgomery Short Duration Government Bond
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
42.	Montgomery Small Cap
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%

Funds/Classes		Fee as % of Average Daily Net Assets[1]
43.	Montgomery Total Return Bond
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
	Select Class	0.15%
44.	National Limited Term Tax-Free
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
45.	National Tax-Free
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
46.	National Tax-Free Money Market
	Class A	0.27%
	Service Class	0.17%
	Institutional Class	0.13%
47.	National Tax-Free Money Market Trust	0.17%
48.	Nebraska Tax-Free
	Institutional Class	0.25%
49.	Outlook Today
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
	Select Class	0.25%
50.	Outlook 2010
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
	Select Class	0.25%
51.	Outlook 2020
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
	Select Class	0.25%
52.	Outlook 2030
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
	Select Class	0.25%
53.	Outlook 2040
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
	Select Class	0.25%
54.	Overland Express Sweep	0.27%
55.	Overseas
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
56.	Prime Investment Money Market
	Service Class	0.17%
	Institutional Class	0.13%

Funds/Classes		Fee as % of Average Daily Net Assets[1]
57.	SIFE Specialized Financial Services
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
58.	Small Cap Growth
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
59.	Small Cap Opportunities
	Institutional Class	0.25%
60.	Small Company Growth
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
61.	Small Company Value
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
62.	Specialized Health Sciences
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
63.	Specialized Technology
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
64.	Stable Income
	Class A	0.33%
	Class B	0.33%
	Class C	0.33%
	Institutional Class	0.25%
65.	Strategic Growth Allocation
	Institutional Class	0.25%
66.	Strategic Income
	Institutional Class	0.25%
67.	Tactical Maturity Bond
	Institutional Class	0.25%
68.	Treasury Plus Money Market
	Class A	0.27%
	Service Class	0.17%
	Institutional Class	0.13%
69.	WealthBuilder Conservative Allocation	0.33%
70.	WealthBuilder Equity	0.33%
71.	WealthBuilder Growth Allocation	0.33%
72.	WealthBuilder Growth Balanced	0.33%
73.	WealthBuilder Moderate Balanced	0.33%
74.	WealthBuilder Tactical Equity	0.33%
75.	100% Treasury Money Market
	Class A	0.27%
	Service Class	0.17%

[1]	[Effective August 1, 2004, the fee rates for each Class will be subject to breakpoints at $5 billion and $10 billion upon which the fee rates will decrease by 0.01% of average daily net assets at each breakpoint level, as reflected in the schedules on Page A-1 and A-2.

Most Recent annual agreement approval by the Board of Trustees: May 18, 2004

Appendix A amended: August 10, 2004

The foregoing fee schedule is agreed to as of August 10, 2004 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Stacie D. DeAngelo
Stacie D. DeAngelo
Senior Vice President